Exhibit 10.1
SEVENTH LEASE MODIFICATION AGREEMENT

THIS SEVENTH LEASE MODIFICATION AGREEMENT (the “Agreement”), entered into as of the 9th day of June, 2009, by and between NEW HANOVER PUBLIC WAREHOUSING LLC, a Delaware limited liability company, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Landlord”) and FIVE STAR GROUP, INC., a Delaware corporation, having an office at 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Vornado, Inc. and J. Leven & Co. heretofore entered into a lease, dated May 11, 1983 and amended by Lease Modification and Extension Agreement, dated July 25, 1988, as amended by Lease Modification and Extension Agreement, dated as of March 1, 1992, as amended by Lease Modification and Extension Agreement, dated as of January 1, 1994, as amended by Lease Modification and Extension Agreement, dated June 6, 1996, and as amended by a Fifth Lease Modification and Extension Agreement, dated December 22, 2006, as amended by a Sixth Lease Modification and Extension Agreement, dated March 4, 2008 (collectively, the “Lease”), covering certain premises consisting of 236,195 square feet of floor area, Space No. 1 (the “Demised Premises”), located in East Hanover, New Jersey as more particularly described in the Lease; and

WHEREAS, all of the right, title and interest of Vornado, Inc., as Landlord under the Lease, was heretofore acquired by New Hanover Public Warehousing LLC; and

WHEREAS, all of the right, title and interest of J. Leven & Co., as Tenant under the Lease, was heretofore acquired by Five Star Group, Inc.; and

WHEREAS, Landlord and Tenant desire to modify the Lease, as hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           All capitalized terms used in this Agreement to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to them in the Lease.

2.           (a)           Provided Tenant is not then in Default under the terms of this Lease and provided further that this Lease has not therefore been terminated pursuant to the provisions hereof, Tenant shall have the option to renew this Lease for one additional period of six (6) months (the “Renewal Term”).  The option to renew shall expire and be of no force or effect unless exercised by Tenant giving written notice thereof to Landlord sent not later than June 30, 2009.  The failure by Tenant to notify Landlord of its intent to renew this Lease by the required date shall be deemed a waiver of Tenant’s right to renew this Lease for the Renewal Term.

(b)           All of the terms, conditions and provisions of this Lease shall remain in full force and effect during the Renewal Term, including the Minimum Rent which shall remain at $1,535,267.50 per annum ($127,938.96/month).

(c)           Neither the foregoing option granted to Tenant to renew this Lease, nor the exercise thereof by Tenant, shall prevent Landlord from exercising any right granted or reserved to Landlord in this Lease or which Landlord may have by virtue of any law to terminate this Lease, either during the original Term or during the Renewal Term.  Any termination of this Lease shall serve to terminate the renewal option whether or not Tenant shall have exercised same.  Any right on the part of Landlord to terminate this Lease shall continue during the Renewal Term, and the foregoing option granted to Tenant to renew this Lease shall not be deemed to give Tenant any further option to renew this Lease.

3.           Landlord has appointed Vornado Realty Trust (“Vornado”), whose address is 210 Route 4 East, Paramus, New Jersey 07652, as its authorized signatory to execute this Agreement.  Tenant acknowledges that Vornado will not be acting in a personal capacity, but rather in a representative capacity as the authorized signatory for Landlord.  Tenant agrees that it shall look, only to Landlord for the performance of Landlord’s obligations under the Lease as modified by this Agreement and for the satisfaction of any right of Tenant for the collection of any claim, judgment or other judicial determination (whether at law or in equity) or arbitration award requiring the payment of money, and neither Vornado nor any of its or Landlord’s agents, incorporators, shareholders, beneficiaries, trustees, officers, directors, employees, partners, principals (disclosed or undisclosed) or affiliates or any of their respective assets or property shall be subject to any claim, judgment, levy, lien, execution, attachment or other enforcement procedure (whether at law or in equity) for the satisfaction of Tenant’s rights and remedies under or with respect to the Lease as modified by this Agreement, the relationship of Landlord and Tenant under the Lease as modified by this Agreement or under law, or Tenant’s use and occupancy of the Demised Premises or any liability or obligation of Landlord to Tenant.  The limitation of Landlord’s liability under the Lease as modified by this Agreement, including any waiver of subrogation rights, shall apply with equal force and effect to, and as a limitation on and a waiver of any liability of, Vornado.

4.           Tenant represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Landlord is restricted from doing business with (AOFAC List@).  Notwithstanding anything to the contrary herein contained, Tenant shall not permit the Demised Premises or any portion thereof to be used, occupied or operated by or for the benefit of any person or entity that is on the OFAC List.  Tenant shall provide documentary and other evidence of Tenant’s identity and ownership as may be reasonably requested by Landlord at any time to enable Landlord to verify Tenant’s identity or to comply with any legal requirement.

5.           Except as amended by this Agreement, the terms and conditions of the Lease shall continue in full force and effect and is hereby ratified in its entirety.  In the event of a conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall govern the rights and obligations of the parties.

6.           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to the extent as allowed in the Lease, their respective successors, assigns and legal representatives.

7.           This Agreement shall be construed in accordance with the laws of the State in which the Demised Premises is situated.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST: _____________________________	LANDLORD: New Hanover Public Warehousing LLC By: Vornado Realty Trust, as its Authorized Signatory By: /s/ [Not legible] Name: Title:
ATTEST: : /s/ Carole Nussbaum	TENANT: Five Star Group, Inc. By: /s/ Joseph Leven Name: Joseph Leven Title: Senior Vice President

STATE OF	N.J.	)
		)	ss.:
COUNTY OF	MORRIS	)

On this 9th day of  June, 2009, before me personally came to me Joseph Leven known, who, being by me duly sworn, did depose and say that he resides at                                     that he is the Senior Vice President of Five Star Group, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

AFFIRMATION OF GUARANTOR

The undersigned acknowledges this Agreement as being part of the Lease for the purpose of the Guaranty, dated May 4, 1983, and further acknowledges and reaffirms its continued obligations under the Guaranty for the full performance of Tenant’s or its assignee’s obligations under the Lease and any amendments, modifications or alterations thereto (including this Agreement), including the payment of all amounts that may become due and payable by the Tenant to or for the benefit of the Landlord.

Dated: June 9, 2009	Guarantor: National Patent Development Corporation /s/ Ira J. Sobotko Name: Ira J. Sobotko Title: VP, CFO

STATE OF	N.J.	)
		)	ss.:
COUNTY OF	MORRIS	)

On this 9th day of  June, 2009, before me personally came to me Ira Sobotko known, who, being by me duly sworn, did depose and say that he resides at                                     that he is the VP, CFO of National Patient Development Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

SIXTH LEASE MODIFICATION AND EXTENSION AGREEMENT

THIS SIXTH LEASE MODIFICATION AND EXTENSION AGREEMENT (the “Agreement”), entered into as of the 4th day of March, 2008,  by and between NEW HANOVER PUBLIC WAREHOUSING LLC, a Delaware limited liability company, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Landlord”) and FIVE STAR GROUP, INC., a Delaware corporation, having an office at 903 Murray Road, P0 Box 1960, East Hanover, New Jersey 07936 (“Tenant”).

WITNESSETH:

WHEREAS, Vornado, Inc. and J. Leven & Co. heretofore entered into a lease, dated May 11, 1983 and amended by Lease Modification and Extension Agreement, dated July 25, 1988, as amended by Lease Modification and Extension Agreement, dated as of March 1, 1992, as amended by Lease Modification and Extension Agreement, dated as of January 1, 1994, as amended by Lease Modification and Extension Agreement, dated June 6, 1996, and as amended by a Fifth Lease Modification and Extension Agreement, dated December 22, 2006 (collectively, the “Lease”), covering certain premises consisting of 236,195 square feet of floor area, Space No. I (the “Demised Premises’), located in East Hanover, New Jersey as more particularly described in the Lease; and

WHEREAS, all of the right, title and interest of Vornado, Inc., as Landlord under the Lease, was heretofore acquired by New Hanover Public Warehousing LLC; and

WHEREAS, all of the right, title and interest of J. Leven & Co., as Tenant under the Lease, was heretofore acquired by Five Star Group, Inc.; and

WHEREAS, Landlord and Tenant desire to extend the Term of the Lease and to modify the Lease, as hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. All capitalized terms used in this Agreement to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to them in the Lease.

2.        The Term of the Lease is hereby extended by one (1) year commencing on April 1, 2009 and expiring on March 31,2010 (“Extended Term”).

3. Tenant shall pay Minimum Rent to Landlord at the annual rate of One Million Five Hundred Thirty-Five Thousand Two Hundred Sixty-Seven Dollars 50/100 Cents ($1,535,267.50) ($127,938.96/month), for the period from April 1, 2009 through March 31, 2010.

4. During the Extended Term, all other Rent, charges, rates and sums payable by Tenant shall be payable in the same manner as provided in the Lease.

5. Landlord has appointed Vornado Realty Trust (“Vornado”), whose address is 210 Route 4 East, Paramus, New Jersey 07652, as its authorized signatory to execute this Agreement Tenant acknowledges that Vornado will not be acting in a personal capacity, but rather in a representative capacity as the authorized signatory for Landlord. Tenant agrees that it shall look only to Landlord for the performance of Landlord’s obligations under the Lease as modified by this Agreement and for the satisfaction of any right of Tenant for the collection of any claim, judgment or other judicial determination (whether at law or in equity) or arbitration award requiring the payment of money, and neither Vornado nor any of its or Landlord’s agents, incorporators, shareholders, beneficiaries, trustees, officers, directors, employees, partners, principals (disclosed or undisclosed) or affiliates or any of their respective assets or property shall be subject to any claim, judgment, levy, lien, execution, attachment or other enforcement procedure (whether at law or in equity) for the satisfaction of Tenant’s rights and remedies under or with respect to the Lease as modified by this Agreement, the relationship of Landlord and Tenant under the Lease as modified by this Agreement or under law, or Tenant’s use and occupancy of the Demised Premises or any liability or obligation of Landlord to Tenant. The limitation of Landlord’s liability under the Lease as modified by this Agreement, including any waiver of subrogation rights, shall apply with equal force and effect to, and as a limitation on and a waiver of any liability of, Vornado.

6.        Landlord and Tenant represent that there was no broker instrumental in consummating this Agreement, and that no conversations or prior negotiations were had with any broker concerning the Extended Term. Landlord and Tenant agree to indemnity, defend and hold each other harmless from and against any claims for brokerage commission or compensation arising out of any conversations or negotiations had by them with any broker with respect to the Extended Term.

7.        Tenant represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Landlord is restricted from doing business with (“OFAC List”). Notwithstanding anything to the contrary herein contained, Tenant shall not permit the Demised Premises or any portion thereof to be used, occupied or operated by or for the benefit of any person or entity that is on the OFAC List. Tenant shall provide documentary and other evidence of Tenant’s identity and ownership as may be reasonably requested by Landlord at any time to enable Landlord to verify Tenant’s identity or to comply with any legal requirement.

8.        Except as amended by this Agreement, the terms and conditions of the Lease shall continue in full force and effect and is hereby ratified in its entirety. In the event of a conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall govern the rights and obligations of the parties.

9.        This Agreement shall be binding upon and inure to the benefit of the parties hereto and to the extent as allowed in the Lease, their respective successors, assigns and legal representatives.

10.        This Agreement shall be construed in accordance with the laws of the State in which the Demised Premises is situated.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:	LANDLORD: New Hanover Public
Warehousing LLC
By: Vornado Realty Trust, as its
Authorized Signatory

/s/ Suzanne H. Weir		/s/ Sandeep Mathrani
	Name:	Sandeep Mathrani
	Title:	Executive Vice President

ATTEST:	TENANT: Five Star Group, Inc.

/s/ Ira Sobotko	By:	/s/ John C. Belknap
	Name:	John C. Belknap
	Title:	Vice President

STATE OF	NEW YORK	)
) ss.:
COUNTY OF	NEW YORK	)

On this 20th day of February, 2008, before me personally came to me John Belknap  known, who being by me duly sworn, did depose and say that he resides at Bedford Cors, NY that he is the Vice President of Five Star Group, Inc., the corporation described in and which executed the foreign instrument; that he know the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Andy Collado
Notary Public

AFFIRMATION OF GUARANTOR

The undersigned acknowledges this Agreement as being part of the Lease for the purpose of their Guaranty, dated May 4, 1983, and further acknowledges and reaffirms its continued obligation sunder the Guaranty for the full performance of Tenant’s or its assignee’s obligations under the Lease and any amendments, modifications or alternation thereto (including this Agreement), including the payment of all amounts that may become due and payable by the Tenant to or for the benefit of the Landlord.

Guarantor:
National Patent Development Corporation
Dated:	February 20, 2008		/s/ John C. Belknap
		Name:	John C. Belknap
Title: Vice President

STATE OF	)
) ss.:
COUNTY OF	)

On this 20th day of February, 2008, before me personally came to me John Belknap  known, who being by me duly sworn, did depose and say that he resides at Bedford Cors, NY that he is the Vice President of National Patent Development Corporation, the corporation described in and which executed the foreign instrument; that he know the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Andy Collado
Notary Public

FIFTH LEASE MODIFICATION AND EXTENSION AGREEMENT

THIS FIFTH LEASE MODIFICATION AND EXTENSION AGREEMENT (the “Agreement”), entered into as of the 22nd day of December, 2006, by and between NEW HANOVER PUBLIC WAREHOUSING LLC, a Delaware limited liability company, having an office at 210 Route 4 East, Paramus, New Jersey 07652 (“Landlord”) and FIVE STAR GROUP, INC., a Delaware corporation, having an office at 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Vornado, Inc. and J. Leven & Co. heretofore entered into a lease, dated May 11, 1983 and amended by Lease Modification and Extension Agreement, dated July 25, 1988, as amended by Lease Modification and Extension Agreement, dated as of March 1, 1992, as amended by Lease Modification and Extension Agreement, dated as of January 1, 1994 and as amended by Lease Modification and Extension, dated June 6, 1996 (collectively, the “Lease”), covering certain premises consisting of 236,195 square feet of floor area, Space No. 1 (the “Demised Premises”), located in East Hanover, New Jersey as more particularly described in the Lease; and

WHEREAS, all of the right, title and interest of Vornado, Inc., as Landlord under the Lease, was heretofore acquired by New Hanover Public Warehousing LLC; and WHEREAS, all of the right, title and interest of J. Leven & Co., as Tenant under the Lease, was heretofore acquired by Five Star Group, Inc.; and

WHEREAS, Landlord and Tenant desire to extend the Term of the Lease and to modify the Lease, as hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           All capitalized terms used in this Agreement to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to them in the Lease.

2.           The Term of the Lease is hereby extended by two (2) years commencing on March 15, 2007 and expiring on March 31, 2009 (“Extended Term”).

3.           Tenant shall pay Minimum Rent to Landlord at the annual rate of One Million Two Hundred Ninety-Nine Thousand Seventy-Two Dollars 50/100 Cents ($1,299,072.50) ($108,256.04/month), for the period from March 15, 2007 through March 14, 2009.  For the period from March 15, 2009 through March 31, 2009, Minimum Rent shall be in the amount of Fifty Nine Thousand Three Hundred Six Dollars and 21/100 cents ($59,366.21).

4.           During the Extended Term, all other Rent, charges, rates and sums payable by Tenant shall be payable in the same manner as provided in the Lease.

5.           Landlord has appointed Vornado Realty Trust (“Vornado”), whose address is 210 Route 4 East, Paramus, New Jersey 07652, as its authorized signatory to execute this Agreement.  Tenant acknowledges that Vornado will not be acting in a personal capacity, but rather in a representative capacity as the authorized signatory for Landlord.  Tenant agrees that it shall look only to Landlord for the performance of Landlord’s obligations under the Lease as modified by this Agreement and for the satisfaction of any right of Tenant for the collection of any claim, judgment or other judicial determination (whether at law or in equity) or arbitration award requiring the payment of money, and neither Vornado nor any of its or Landlord’s agents, incorporators, shareholders, beneficiaries, trustees, officers, directors, employees, partners, principals (disclosed or undisclosed) or affiliates or any of their respective assets or property shall be subject to any claim, judgment, levy, lien, execution, attachment or other enforcement procedure (whether at law or in equity) for the satisfaction of Tenant’s rights and remedies under or with respect to the Lease as modified by this Agreement, the relationship of Landlord and Tenant under the Lease as modified by this Agreement or under law, or Tenant’s use and occupancy of the Demised Premises or any liability or obligation of Landlord to Tenant.  The limitation of Landlord’s liability under the Lease as modified by this Agreement, including any waiver of subrogation rights, shall apply with equal force and effect to, and as a limitation on and a waiver of any liability of, Vornado.

6.           Landlord and Tenant represent that there was no broker (other than Cushman & Wakefield of New Jersey, the “Broker”) instrumental in consummating this Agreement, and that no conversations or prior negotiations were had with any broker (other than Broker) concerning the Extended Term.  The brokerage commission shall be the obligation of the Landlord.  Landlord and Tenant agree to indemnify, defend and hold each other harmless from and against any claims for brokerage commission or compensation arising out of any conversations or negotiations had by them with any broker (other than Broker) with respect to the Extended Term.

7.           Tenant represents and warrants that it is not listed, nor is it owned or controlled by, or acting for or on behalf of any person or entity, on the list of Specially Designated Nationals and Blocked Persons maintained by the Office of Foreign Assets Control of the United States Department of the Treasury, or any other list of persons or entities with whom Landlord is restricted from doing business with (“OFAC List”).  Notwithstanding anything to the contrary herein contained, Tenant shall not permit the Demised Premises or any portion thereof to be used, occupied or operated by or for the benefit of any person or entity that is on the OFAC List.  Tenant shall provide documentary and other evidence of Tenant’s identity and ownership as may be reasonably requested by Landlord at any time to enable Landlord to verify Tenant’s identity or to comply with any legal requirement.

8.           Except as amended by this Agreement, the terms and conditions of the Lease shall continue in full force and effect and is hereby ratified in its entirety.  In the event of a conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall govern the rights and obligations of the parties.

9.           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to the extent as allowed in the Lease, their respective successors, assigns and legal representatives.

10.         This Agreement shall be construed in accordance with the laws of the State in which the Demised Premises is situated.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:	LANDLORD: New Hanover Public
Warehousing LLC
By: Vornado Realty Trust, as its
Authorized Signatory

/s/ Suzanne H. Weir		/s/ Sandeep Mathrani
	Name:	Sandeep Mathrani
	Title:	Executive Vice President

ATTEST:	TENANT: Five Star Group, Inc

/s/ Vicki Macias	By:	/s/ Joseph Leven
	Name:	Joseph Leven
	Title:	Vice President

STATE OF	N.J.	)
		)	ss.:
COUNTY OF	MORRIS	)

On this 20th day of  November, 2006, before me personally came to me Joseph Leven known, who, being by me duly sworn, did depose and say that he resides at that he is the Vice President of Five Star Group, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

LEASE MODIFICATION AND EXTENSION  AGREEMENT

THIS AGREEMENT, made this 6th day of June, 1996, by and between Hanover Public Warehousing, Inc., a New Jersey corporation, having an office at Park 80 West, Plaza II, Saddle Brook, New Jersey 07663 ("Landlord"), and Five Star Group, Inc., a Delaware corporation (successor by corporate merger to J. Leven & Co.), having an address at 903 Murray Road, P.O. Box 1960, Emit Hanover, New Jersey 07936 ("Tenant").

W I T N E S S E T H:

WHEREAS, Landlord's predecessor in interest and Tenant's predecessor in interest entered into a lease, dated May 11, 1983, (as same may have been amended from time to time, the "Lease"), covering certain premises consisting of 192,513 square feet of floor area (the "Demised Premises") in the "Building" (as defined in the Lease" located in the "Complex" (as defined the Lease) situated in East Hanover, New Jersey; and

WHEREAS, all of the right, title and interest of Vornado, Inc. as Landlord under the Lease was heretofore acquired by Hanover Public Warehousing, Inc.; and

WHEREAS, Landlord and Tenant desire to modify the Lease so as to increase the floor area of the Demised Premises, to increase the "Rent" (as defined in the Lease) payable by Tenant and to change the Lease in other respects, all as hereinafter set forth in this Agreement; and

NOW, THEREFORE, in consideration of the terms and provisions herein contained, the Lease is modified as follows:

1.           From and after the "Fourth Additional Space Commencement Date" (as hereinafter defined), Exhibit A attached to the Lease shall be deleted in its entirety and all references to Exhibit A in the Lease shall be deemed to refer to Exhibit A-4 attached hereto and made a part hereof.

2.           From and after the Fourth Additional Space Commencement Date the size of the Demised Premises, presently consisting of 192,513 square feet of floor area, shall be changed and increased to 236,195 square feet of floor area.  The changed and increased Demised Premises is shown on Exhibit A-4.  The floor area hereby added to the Demised Premises is hereinafter sometimes referred to as the "Fourth Additional Space".

3.           Except for "Landlord's Work" as described on Exhibit B attached hereto and made a part hereof, Tenant shall accept possession of the Fourth Additional Space in its present "As Is" condition and shall, at its own expense, perform all work necessary to make the Second Additional Space suitable for Tenant's business operation at the Demised Premises. Such work shall be performed by Tenant in accordance with the provisions of Section 3.04 of the Lease. Landlord shall commence Landlord's Work as soon as the current tenant vacates the Fourth Additional Space.

4.           Effective as of the Fourth Additional Space Commencement Date, Section 1.03 of the Lease shall be deemed to be deleted in its entirety and the following shall be deemed to be inserted in its place and stead:

"Section 1.03.     Expiration Date:   Means March 14, 2007."

5.           Effective as of the Fourth Additional Space Commencement Date, the "Minimum Rent" (as defined in the Lease) shall be increased as follows and Section 1.04 of the Lease shall be deemed to be amended accordingly:

"(i)           From the Fourth Additional Space Commencement Date through March 14, 1997, Minimum Rent shall be the sum of $767,633.75 per annum; and

(ii)            From March 15, 1997 through March 14, 2002, Minimum Rent shall be the sum of $885,731.25; and

(iii)           From March 15, 2002 through March 14, 2007, Minimum Rent shall be the sum of $944,780.00 per annum."

6.           Effective as of the Fourth Additional Space Commencement Date, the floor area of the entire Demised Premises (236,195 square feet) shall be included in the numerator and denominator of Tenant's "Pro Rata Share" (as defined in the Lease).

7.           "Fourth Additional Space Commencement Date" means the later to occur of:  (i) September 1, 1996; or (ii) the date that the current Tenant vacates the Fourth Additional Space.

8.           As herein expressly modified and supplemented, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date and the year first above written.

ATTEST:		LANDLORD: Hanover Public Warehousing, Inc.

/s/ Susan D. Schmider		By:	/s/ Joseph Macnow

ATTEST:		TENANT: Five Star Group, Inc.

/s/ Ira J. Sobotko		By:	/s/ Richard Grad

CONSENTED TO:		ATTEST:

By:	/s/ Scott Greenberg	/s/ Lydia De Santis

Dated: June 6th, 1996

STATE OF NEW YORK		)
) ss.:
COUNTY OF	NEW YORK		)

On this 6th day of June, 1996, before me personally came to me Richard Grad known, who, being by me duly sworn, did depose and say that he resides at 903 Murray Road, E. Hanover, New Jersey, that he is the President of Five Star Group, Inc., the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

/s/ Nancy Harger
(Notarial Seal)	Notary Public

STATE OF	NEW YORK	)
) ss.:
COUNTY OF	NEW YORK	)

On this 6th day of June, 1996, before me personally came to me Scott N. Greenberg known, who, being by me duly sworn, did depose and say that he resides at 9 West 57th Street, New York, New York, that he is the V.P. & Chief Financial Officer of National Patent Development Corporation, the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

/s/ Nancy Harger
(Notarial Seal)	Notary Public

EXHIBIT "B"
Landlord's Work
J. Leven
1.           Landlord to demolish entire demising wall.

2.           All electric, plumbing, lighting and heating to be in working order.

3.           Leave fenced area in place.

LEASE MODIFICATION AND EXTENSION AGREEMENT

THIS AGREEMENT, made as of January 1, 1994 by and between Hanover Public Warehousing, Inc., a New Jersey corporation, having an office at Park 80 West, Plaza II, Saddle Brook, New Jersey 07662 ("Landlord"), and J. Leven & Co., a New Jersey corporation, having an address at 903 Murray Road, P.O. Box 1960, East Hanover, New Jersey 07936 ("Tenant").

W I T N E S S E T H:

WHEREAS, Landlord's predecessor in interest and Tenant entered into a lease, dated May 11, 1983, (as same may have been amended from time to time, the "Lease"), covering certain premises consisting of approximately 164,341 square feet of floor area (the "Demised Premises") in the "Building" (as defined in the Lease) located in the "Complex" (as defined in the Lease) situated in East Hanover, New Jersey; and

WHEREAS, Landlord and Tenant desire to modify the Lease so as to increase the floor area of the Demised Premises, to increase the "Rent" (as defined in the Lease) payable by Tenant, and to change the Lease in other respects, all as hereinafter set forth in this Agreement; and

NOW THEREFORE, in consideration of the terms and provisions herein contained, the Lease is modified as follows:

1.           From and after the "Third Additional Space Commencement Date" (as hereinafter defined), Exhibit A attached to the Lease shall be deleted in its entirety and all references to Exhibit A in the Lease shall be deemed to refer to Exhibit A-3 attached hereto and made a part hereof.

2.           From and after the Third Additional Space Commencement Date the size of the Demised Premises, presently consisting of approximately 164,341 square feet of floor area, shall be changed and increased to approximately 192,153 square feet of floor area.  The changed and increased Demised Premises is shown on Exhibit A-3.  The floor area hereby added to the Demised Premises is hereinafter sometimes referred to as the "Third Additional Space".

3.           Except for "Landlord's Work" as described on Exhibit B attached hereto and made a part hereof, Tenant shall accept possession of the Third Additional Space in its present "As Is" condition and shall, at its own expense, perform all work necessary to make the Third Additional Space suitable for Tenant's business operation at the Demised Premises, including but not limited to installation (or transfer, as the case may be) of appropriate gas and electric meters. Such work shall be performed by Tenant in accordance with the provisions of Section 3.04 of the Lease. Landlord will commence Landlord's Work as soon as the current tenant vacates the Third Additional Space.

4.           Effective as of the Third Additional Space Commencement Date, Section 1.03 of the Lease shall be deemed to be deleted in its entirety and the following shall be deemed to be inserted in its place and stead:

"Section 1.03.   Expiration Date:  Means March 14, 2002"

5.           Effective as of the Third Additional Space Commencement Date, the "Minimum Rent" (as defined in the Lease) shall be increased as follows and Section 1.04 of the Lease shall be deemed to be amended accordingly:

"                            (i) From April 1, 1994 through September 14, 1994, Minimum Rent shall be the sum of $576,459.00 per annum;

  (ii)           From September 15, 1994 through March 14, 1997, Minimum Rent shall be the sum of $624,497.25 per annum; and

  (iii)           From March 15, 1997 through March 14, 2002, Minimum rent shall be the sum of $720,573.75 per annum."

6.           Effective as of the Third Additional Space Commencement Date, Section 19.11 of the Lease shall be deemed to be deleted in its entirety.  It being understood and agreed that Tenant shall not have an option to renew the Term of the Lease.

7.           Effective as of the Third Additional Space Commencement Date, the floor area of the entire Demised Premises (192,153 square feet) shall be included in the numerator and denominator of Tenant's "Pro Rata Share" (as defined in the Lease).

8.           "Third Additional Space Commencement Date" means January 1, 1994.

9.           As herein expressly modified and supplemented, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and the year first above written.

ATTEST:		LANDLORD: Hanover Public Warehousing, Inc.

/s/ Susan D. Schmider		By:	/s/ Joseph Macnow

ATTEST:		TENANT: J. Leven & Co.

		By:	/s/ Richard Grad President

CONSENTED TO:		ATTEST:

National Patent Development Corporation

By:	/s/ Lawrence M. Gordon

Dated:  December    , 19__

STATE OF	N.J.	)
		)	ss.:
COUNTY OF	MORRIS	)

On this 2nd day of  March, 1994, before me personally came to me Richard Grad known, who, being by me duly sworn, did depose and say that he resides at 87 Chestnut Street, Livingston, N.J. that he is the President of J. Leven & Co., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

STATE OF	)
) ss.:
COUNTY OF	)

On this ________ day of June, 1993, before me personally came to me ______________ known, who, being by me duly sworn, did depose and say that he resides at ________________, __________________, that he is the ___________________________ of National Patent Development Corporation, the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	Notary Public

STATE OF	N.J.	)
		)	ss.:
COUNTY OF	MORRIS	)

On this 2nd day of  March, 1994, before me personally came to me Richard Grad known, who, being by me duly sworn, did depose and say that he resides at 87 Chestnut Street, Livingston, N.J. that he is the President of J. Leven & Co., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

STATE OF	NEW YORK	)
) ss.:
COUNTY OF	NEW YORK	)

On this 4 day of April, 1994, before me personally came to me Lawrence M. Gordon known, who, being by me duly sworn, did depose and say that he resides at 30 Talbot Court, Short Hills, NJ, that he is the Vice President of National Patent Development Corporation, the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

/s/ Lydia M. DeSantis
(Notarial Seal)	Notary Public

EXHIBIT "B"
Landlord's Work

1)           All overhead doors in working order.

2)           All mechanicals, electric, plumbing, heating and lighting to be in working order.

a)	Lights in office area, which will be removed, shall be replaced with standard warehouse lighting.

3)	Landlord to demolish office and demising wall except for bathrooms and corridor from front door to bathrooms. Tenant to pay demolition costs.

4)           Entire area to be in broom clean condition.

LEASE MODIFICATION AND EXTENSION AGREEMENT

THIS AGREEMENT, made as of March 1, 1992, by and between Hanover Public Warehousing, Inc., a New Jersey corporation, having an office at Park 80 West, Plaza II, Saddle Brook, New Jersey 07662 (“Landlord”), and J. Leven & Co., a New Jersey corporation, having an address at 903 Murray Road, P.O. Box 1960, East Hanover, New Jersey 07936 (“Tenant”).

W I T N E S S E T H:

WHEREAS, Vornado, Inc. and Tenant entered into a lease, dated May 11, 1983, (as same may have been amended from time to time, the “Lease”), covering certain premises consisting of approximately 112,913 square feet of floor area (the “Demised Premises”) in the “Building” (as defined in the Lease) located in the “Complex” (as defined in the Lease) situated in East Hanover, New Jersey; and

WHEREAS, all of the right, title and interest of Vorando, Inc. as Landlord under the Lease was heretofore acquired by Hanover Public Warehousing, Inc.; and

WHEREAS, Landlord and Tenant desire to modify the Lease so as to increase the floor area of the Demised Premises, to increase the “Rent” (as defined in the Lease) payable by Tenant, and to change the Lease in other respects, all as hereinafter set forth in this Agreement; and

NOW, THEREFORE, in consideration of the terms and provisions herein contained, the Lease is modified as follows:

1.           From and after the “Second Additional Space Commencement Date” (as hereinafter defined), Exhibit A attached to the Lease shall be deleted in its entirety and all references to Exhibit A in the Lease shall be deemed to refer to Exhibit A-2 attached hereto and made a part hereof.

2.           From and after the Second Additional Space Commencement Date the size of the Demised Premises, presently consisting of approximately 112,913 square feet of floor area, shall be changed and increased to approximately 164,341 square feet of floor area.  The changed and increased Demised Premises is shown on Exhibit A-2.  The floor area hereby added to the Demised Premises is hereinafter sometimes referred to as the “Second Additional Space”.

3.           Except for “Landlord’s Work” as described on Exhibit B attached hereto and made a part hereof, Tenant shall accept possession of the Second Additional Space in its present “As Is” condition and shall, at its own expense, perform all work necessary to make the Second Additional Space suitable for Tenant’s business operation at the Demised Premises.  Such work shall be performed by Tenant in accordance with the provisions of Section 3.04 of the Lease.

4.           Effective as of the Second Additional Space Commencement Date, Section 1.03 of the Lease shall be deemed to be deleted in its entirety and the following shall be deemed to be inserted in its place and stead:

“Section 1.03.  Expiration Date:  Means February 28, 2002.”

5.           Effective as of the Second Additional Space Commencement Date, the “Minimum Rent” (as defined in the Lease) shall be increased as follows and Section 1.04 of the Lease shall be deemed to be amended accordingly:

(i)             From March 15, 1992 through September 14, 1994, Minimum Rent shall be the sum of $493,023.00 per annum;

(ii)            From September 15, 1994 through March 14, 1997, Minimum Rent shall be the sum of $534,108.25 per annum; and

(iii)           From March 15, 1997 through March 14, 2002, Minimum Rent shall be the sum of $616,278.75 per annum.”

6.           Effective as of the Second Additional Space Commencement Date, Section 19.11 of the Lease shall be deemed to be deleted in its entirety.  It being understood and agreed that Tenant shall not have an option to renew the Term of the Lease.

7.           Effective as of the Second Additional Space Commencement Date, the floor area of the entire Demised Premises (164,341 square feet) shall be included in the numerator and denominator of Tenant’s “Pro Rata Share” (as defined in the Lease).

8.           “Second Additional Space Commencement Date” means March 15, 1992.

9.           As herein expressly modified and supplemented, all of the terms, covenants and conditions of the Lease shall remain in full force and effect and be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the date and the year first above written.

ATTEST:		LANDLORD: Hanover Public Warehousing, Inc.

/s/ [Not legible]		By:	/s/ Joseph Macnow

ATTEST:		TENANT: J. Leven & Co.

		By:	/s/ Richard Grad

CONSENTED TO:
ATTEST:
National Patent Development Corporation

By:	/s/ Jerome I. Feldman

Dated:  March 12, 1992

STATE OF New Jersey	)
	)	ss.:
COUNTY OF Bergen	)

On this 12 day of March, 1992, before me personally came to me Richard Grad known, who, being by me duly sworn, did depose and say that he resides at 87 Chestnut Street South, Livingston, N.J. 07039, that he is the President of J. Leven & Co., the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public

STATE OF New Jersey	)
	)	ss.:
COUNTY OF Bergen	)

On this 12 day of March, 1992, before me personally came to me Jerome Feldman known, who, being by me duly sworn, did depose and say that he resides at 9 West 57th Street, New York, N.Y. 10019, that he is the President of National Patent Development Corporation, the corporation described in and which executed the foregoing Lease Modification and Extension Agreement; that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

In witness whereof I hereunto set my hand and official seal.

(Notarial Seal)	/s/ Annegret M. Sandau Notary Public